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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
            Amendment No. 1 to Form 8-K dated 12-30-02 filed 1-14-03
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 30, 2002


                            TECUMSEH PRODUCTS COMPANY
             (Exact name of registrant as specified in its charter)


            Michigan                       0-452                 38-1093240
(State or other jurisdiction of    (Commission File No.)        (IRS Employer
         incorporation)                                      Identification No.)

               100 East Patterson Street, Tecumseh, Michigan 49286 (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (517) 423-8411




          (Former name or former address, if changed since last report)


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Explanatory Note: This amendment is filed to correct a typographical error in the adjustments column of the Unaudited Combined Pro Forma balance Sheet, Item
(1).

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (b)      Pro forma financial information.

                  Pro forma financial information of Tecumseh Products Company and FASCO Motors as follows: (i) unaudited pro forma combined balance sheet for Tecumseh Products Company and FASCO Motors at September 30, 2002; (ii) unaudited pro forma combined statements of operations of Tecumseh Products Company and FASCO Motors for the nine months ended as of September 30, 2002 and for the year ended December 31, 2001; and (iii) notes to such unaudited pro forma combined financial information.

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         (c)      Exhibits:

               Exhibit No.                              Description
               -----------                              -----------

                   2.1* Stock Purchase Agreement dated November 27, 2002, by and among Tecumseh Products Company, Invensys plc, BTR Industries Limited, BTR (European Holdings) BV, CPN Holdings Pty Limited, Invensys Controls Mexican Holding, L.L.C., and BTR
                                            (USA) Finance Company**

                   2.2* Amendment No. 1 dated December 3, 2002, by and among Tecumseh Products Company, Invensys plc, BTR
                                            Industries Limited, BTR (European
                                            Holdings) BV, CPN Holdings Pty
                                            Limited, Invensys Controls Mexican
                                            Holding, L.L.C., and BTR (USA)
                                            Finance Company**

                   2.3* Amendment No. 2 dated December 30, 2002, by and among Tecumseh Products Company, Invensys plc, BTR
                                            Industries Limited, BTR (European
                                            Holdings) BV, CPN Holdings Pty
                                            Limited, Invensys Controls Mexican
                                            Holding, L.L.C., and BTR (USA)
                                            Finance Company**

                   4.1 Three-Year Credit Agreement, dated December 30, 2002, by and among Tecumseh Products Company, the Lenders and Bank One, NA**

                   4.2 Bridge Credit Agreement, dated December 30, 2002, by and among Tecumseh Products Company, the Lenders and Bank One, NA**

                   99.1 Unaudited condensed combined financial statements of FASCO Motors as of September 30, 2002, and for each of the six month periods ended September 30, 2002 and 2001, and the audited combined financial statements of FASCO Motors as of March 31, 2002 and 2001, and for each of the three fiscal years in the period ended March 31, 2002**


                                      -ii-
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                   99.2                     Pro forma financial information of
                                            Tecumseh Products Company and FASCO
                                            Motors as follows: (i) unaudited pro
                                            forma combined balance sheet for
                                            Tecumseh Products Company and FASCO
                                            Motors at September 30, 2002; (ii)
                                            unaudited pro forma combined
                                            statements of operations of Tecumseh
                                            Products Company and FASCO Motors
                                            for the nine months ended September
                                            30, 2002 and for the year ended
                                            December 31, 2001; and (iii) notes
                                            to such unaudited pro forma combined
                                            financial statements

* The schedules and annexes to such agreements are omitted pursuant to Item 601(b)(2) of Regulation S-K. Tecumseh agrees to furnish supplementally a copy of any omitted schedule and annex to the Commission upon request.

** Previously filed with the Current Report on Form 8-K dated 12-30-02 and filed 1-14-03.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        TECUMSEH PRODUCTS COMPANY


Date: January 15, 2003                  By  /s/ David W. Kay
                                            ---------------------
                                            David W. Kay
                                            Vice President, Treasurer and Chief
                                            Financial Officer


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                                  EXHIBIT INDEX


               Exhibit No.                              Description
               -----------                              -----------

                   2.1 Stock Purchase Agreement dated November 27, 2002, by and among Tecumseh Products Company, Invensys plc, BTR Industries Limited, BTR (European Holdings) BV, CPN Holdings Pty Limited, Invensys Controls Mexican Holding, L.L.C., and BTR
                                            (USA) Finance Company*

                   2.2 Amendment No. 1 dated December 3, 2002, by and among Tecumseh Products Company, Invensys plc, BTR
                                            Industries Limited, BTR (European
                                            Holdings) BV, CPN Holdings Pty
                                            Limited, Invensys Controls Mexican
                                            Holding, L.L.C., and BTR (USA)
                                            Finance Company*

                   2.3 Amendment No. 2 dated December 30, 2002, by and among Tecumseh Products Company, Invensys plc, BTR
                                            Industries Limited, BTR (European
                                            Holdings) BV, CPN Holdings Pty
                                            Limited, Invensys Controls Mexican
                                            Holding, L.L.C., and BTR (USA)
                                            Finance Company*

                   4.1 Three-Year Credit Agreement, dated December 30, 2002, by and among Tecumseh Products Company, the Lenders and Bank One, NA*

                   4.2 Bridge Credit Agreement, dated December 30, 2002, by and among Tecumseh Products Company, the Lenders and Bank One, NA*

                   99.1 Unaudited condensed combined financial statements of FASCO Motors as of September 30, 2002, and for each of the six month periods ended September 30, 2002 and 2001, and the audited combined financial statements of FASCO Motors as of March 31, 2002 and 2001, and for each of the three fiscal years in the period ended March 31, 2002*


                                      -v-
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                   99.2                     Pro forma financial information of
                                            Tecumseh Products Company and FASCO
                                            Motors as follows: (i) unaudited pro
                                            forma combined balance sheet for
                                            Tecumseh Products Company and FASCO
                                            Motors at September 30, 2002; (ii)
                                            unaudited pro forma combined
                                            statements of operations of Tecumseh
                                            Products Company and FASCO Motors
                                            for the nine months ended September
                                            30, 2002 and for the year ended
                                            December 31, 2001; and (iii) notes
                                            to such unaudited pro forma combined
                                            financial statements


* Previously filed with the Current Report on Form 8-K dated 12-30-02 and filed 1-14-03.


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